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                                                                      EXHIBIT 1

                            JOINT FILING AGREEMENT
                                     AND
                              POWER OF ATTORNEY

         Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Amendment No. 1 to Statement on Schedule 13D with respect to the securities of World Commerce Online, Inc. to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

         In addition, each of David R. Parker and Edmund R. Miller, by signing this document below, hereby constitutes Juan Carlos Campuzano as his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments to the Statement on Schedule 13D with respect to the securities of World Commerce Online, Inc., including the Amendment No. 1 to which this exhibit is attached, and to file the Amendment No. 1 to Statement on Schedule 13D, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitutes may do or cause to be done by virtue hereof.

Date:  March 12, 2001              Interprise Technology Partners, L.P.
                                   By: Miller Technology Management, L.P.,
                                       its General Partner
                                       By: MTM I, LLC, its General Partner

                                   /s/ DAVID R. PARKER
                                   ----------------------------------------
                                   David R. Parker, Managing Member


Date:  March 12, 2001              Miller Technology Management, L.P.
                                   By:  MTM I, LLC, its General Partner

                                   /s/ DAVID R. PARKER
                                   ----------------------------------------
                                   David R. Parker, Managing Member

Date:  March 12, 2001              MTM I, LLC

                                   /s/ DAVID R. PARKER
                                   ----------------------------------------
                                   David R. Parker, Managing Member

Date:  March 12, 2001              /s/ EDMUND R. MILLER
                                   ----------------------------------------
                                   Edmund R. Miller

Date:  March 12, 2001              /s/ DAVID R. PARKER
                                   ----------------------------------------
                                   David R. Parker